UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 3, 2005 (May 27, 2005)

WINDROSE MEDICAL PROPERTIES TRUST

(Exact name of registrant as specified in its charter)

Maryland	001-31375	35-216691

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3502 Woodview Trace, Suite 210
Indianapolis, Indiana 46268
(Address and zip code of
principal executive offices)

Registrant’s telephone number, including area code: (317) 860-8180

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting materials pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
SIGNATURE

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

     Mr. Stephen Goldsmith resigned from the Board of Trustees effective May 27, 2005 due to personal reasons. There were no disagreements between Mr. Goldsmith and the Company on any matter relating to the Company’s operations, policies or practices. Mr. Goldsmith served on the nominating and Corporate Governance committee.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WINDROSE MEDICAL PROPERTIES TRUST
Date: June 3, 2005	By:	/s/ C. Douglas Hanson
C. Douglas Hanson
Chief Financial Officer